UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  January 22, 2014

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Broadway, 6th Floor

Cambridge, MA 02139

 (Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

On January 23, 2014, Radius Health, Inc. (the “Company”) entered into a Consulting Agreement (the “Agreement”) with Orbit Advisors Limited (“Orbit”), a company affiliated with Morana Jovan-Embiricos, Ph.D., a member of the Company’s Board of Directors.  The Agreement is effective as of January 22, 2014 and will continue in effect until December 31, 2014 or until the earlier termination thereof in accordance with its terms (the “Term”).  Pursuant to the Consulting Agreement, Orbit has agreed to provide such financial and strategic consulting services as may be requested by the Company, and such other consulting services as may be reasonably requested by the Company, from time to time during the Term.  Orbit agreed to cause Dr. Jovan-Embiricos to perform services under the Agreement on behalf of Orbit.  The Company agreed to pay Orbit an aggregate consulting fee in cash of $400,000 in four equal installments of $100,000 on each of January 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014.  The Agreement contains customary provisions, applicable to both Orbit and Dr. Jovan-Embiricos, regarding the treatment of the Company’s confidential information and assignment of inventions, as well as an obligation of Orbit and Dr. Jovan-Embiricos to not solicit, during the Term and for a period of one year thereafter, any person or entity engaged by the Company as an employee, customer or supplier of, or consultant or advisor to, the Company to terminate such party’s relationship with the Company.

The preceding description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K.

Item 1.02.  Termination of a Material Definitive Agreement

In connection with the execution of the Agreement, the Company and Dr. Jovan-Embiricos, a member of the Company’s Board of Directors, entered into a letter agreement (the “Termination Agreement”) terminating that certain Consulting Agreement, effective as of July 1, 2013, between the Company and Dr. Jovan-Embiricos.  The Termination Agreement provided that such termination was effective as of December 23, 2013.

The preceding description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2014
Radius Health, Inc.

	By:	/s/ B. Nicholas Harvey
Name: B. Nicholas Harvey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Consulting Agreement, dated as of January 22, 2014, between the Company and Orbit Advisors Limited

10.2	Letter agreement, dated January 22, 2014, between the Company and Morana Jovan-Embiricos